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                                                                     Exhibit 1.1


                          FLEETWOOD ENTERPRISES, INC.,

                           FLEETWOOD CAPITAL TRUST II

                                       and

                         BANC OF AMERICA SECURITIES LLC








                        Amended Dealer Manager Agreement

                           dated as of December    , 2001
                                               ----



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                        AMENDED DEALER MANAGER AGREEMENT



                                                               December   , 2001
                                                                       ---



BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

        On the date hereof, the existing Dealer Manager Agreement dated December 5, 2001 by and between Fleetwood Enterprises Inc., a Delaware corporation (the "Company"), Fleetwood Capital Trust II (the "Trust") and Banc of America Securities LLC shall be and is hereby amended and restated in its entirety as set forth herein.

         1. INTRODUCTORY. The Company is to offer to exchange up to $___ million in aggregate liquidation amount of___%Convertible Trust II Preferred Securities due February 15, 2013 (the "Exchange Securities") of the Trust for up to $86.25 million in aggregate liquidation amount of the outstanding 6% Convertible Trust Preferred Securities due February 15, 2028 (the "Existing Securities") of Fleetwood Capital Trust (the "Existing Trust"). For each $50.0 in liquidation amount of Existing Securities accepted for exchange, the holder of such Existing Securities will receive $22.0 in liquidation amount of Exchange Securities, subject to the terms and conditions set forth in the Prospectus (as hereinafter defined). The Exchange Securities will be guaranteed by a guarantee (the "Guarantee") by the Company to the extent described in the Prospectus. The exchange offer described above and in the Prospectus is herein referred to as the "Exchange Offer." In connection with the Exchange Offer, the Company will deposit in the Trust as trust assets its ___% Convertible Trust II Subordinated Debentures due February 15, 2013 (the "Debentures") issued pursuant to an Indenture (the "Indenture") between the Company and the Trustee (as defined in the Indenture) and the Trust will transfer to the Company the Exchange Securities and its common securities (the "Common Securities"), as set forth in the Prospectus.

         2. ENGAGEMENT AS DEALER MANAGER. By this Dealer Manager Agreement (the "Agreement"), each of the Company and the Trust hereby engages and


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appoints you as the exclusive dealer manager (the "Dealer Manager") for the
Exchange Offer and authorizes you to act as such in connection with the Exchange Offer. As Dealer Manager you agree, in accordance with your customary practice, to perform in connection with the Exchange Offer those services as are customarily performed by investment banking concerns in connection with similar offers, including, without limitation, using all reasonable efforts to solicit from individuals and institutions the tender of Existing Securities pursuant to and in accordance with the terms and conditions of the Exchange Offer. You shall act as an independent contractor in connection with the Exchange Offer with duties solely to the Company and the Trust and nothing herein contained shall constitute you as an agent of the Company or the Trust in connection with the solicitation of such Existing Securities pursuant to and in accordance with the terms and conditions of the Exchange Offer; PROVIDED, HOWEVER, that the Company hereby authorizes the Dealer Manager, and/or one or more registered brokers or dealers chosen by the Dealer Manager, to act as the Company's agent in making the Exchange Offer to residents of any jurisdiction in which such agent designation may be necessary to comply with applicable law. Nothing in this Agreement shall constitute the Dealer Manager a partner or joint venturer with the Trust, the Company or any of its subsidiaries. On the basis of the representations and warranties and agreements of each of the Company and the Trust contained herein and subject to and in accordance with the terms and conditions hereof and of the Exchange Offer, the Dealer Manager agrees to act in such capacity.

         3. REGISTRATION STATEMENT, PROSPECTUS AND OFFERING MATERIALS. (a) The Company and the Trust have prepared and filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Securities Act"), a combined registration statement on Form S- 4 (Reg. No. 333-62838) and Form S-3 (Reg. No. 333-62850), including a
Prospectus (as hereinafter defined), covering the registration of the Exchange Securities, the Guarantee, the Debentures, the shares of the common stock, par value $1.00 per share of the Company (the "Fleetwood Common Stock"), issuable upon conversion of the Exchange Securities and the Debentures (the "Conversion Shares"), and the shares of Fleetwood Common Stock (the "Interest Shares" and together with the "Conversion Shares", the "Shares") that may be issued solely at the Company's option as payment of interest on the Debentures in accordance with the terms of the Indenture. The term "Registration Statement," as used in this Agreement, shall mean such registration statement, including the exhibits thereto and any documents incorporated by reference therein, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Securities Act relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such abbreviated


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registration statement) such registration statement as so amended or supplemented, together with any such abbreviated registration statement. The final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference) is herein called the "Prospectus," except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final prospectus furnished to the Dealer Manager for such use. The terms "supplement" and "amendment" or "supplemented" and "amended" as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and prior to the termination of the Exchange Offer by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act").

        (b) The Company and the Trust have prepared and filed, or agree that prior to or on the date of commencement of the Exchange Offer (the "Commencement Date") they will file, with the Commission under the Exchange Act a Tender Offer Statement on Schedule TO with respect to the Exchange Offer, including the exhibits thereto and any documents incorporated by reference therein. The term "Schedule TO" as used in this Agreement shall mean such Tender Offer Statement on Schedule TO, including any amendment or supplement thereto.

        (c) The Registration Statement, the Prospectus, Schedule TO, the related letters from the Dealer Manager to securities brokers, dealers, commercial banks, trust companies and other nominees, letters to beneficial owners of Existing Securities, letters of transmittal, notice of guaranteed delivery and any newspaper announcements, press releases and other offering materials and information the Company may use, prepare, approve, publicly disseminate, provide to registered or beneficial holders of Existing Securities or authorize for use in connection with the Exchange Offer are herein collectively referred to as the "Exchange Offer Materials."

         4. USE OF EXCHANGE OFFER MATERIALS. (a) The Exchange Offer Materials have been or will be prepared and approved by, and are the sole responsibility of, the Company and the Trust. The Company shall, to the extent permitted by law, use its best efforts to disseminate the Exchange Offer Materials to each registered holder of any Existing Securities, as soon as practicable after the Commencement Date, pursuant to Rule 13e-4 under the Exchange Act and comply in all material respects with its obligations thereunder. Thereafter, to the extent practicable until three days prior to the expiration date of the Exchange Offer, the Company shall use its best efforts to cause copies of such Exchange Offer Materials and a return


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envelope to be mailed to each person who becomes a holder of record of any
Existing Securities. The Company and the Trust acknowledge and agree that you may use the Exchange Offer Materials as specified herein without assuming any responsibility for independent verification on your part and the Company and the Trust represent and warrant to you that you may rely on the accuracy and completeness of any information delivered to you by or on behalf of the Company or the Trust without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal or evaluation of the assets or liabilities of the Company or the Trust.

        (b) The Company and the Trust agree to provide you with as many copies as you may reasonably request of the Exchange Offer Materials. The Company and the Trust agree that within a reasonable time prior to using or filing with any federal, state or other governmental or regulatory agency or instrumentality (an "Other Agency"), including the National Association of Securities Dealers Inc. (the "NASD"), of any Exchange Offer Materials, it will submit copies of such materials to you and your counsel and will give reasonable consideration to you and your counsel's comments, if any, thereon. The Company and the Trust agree prior to the termination of the Exchange Offer, before amending or supplementing the Registration Statement, or the Prospectus, to furnish copies of drafts to, and consult with, the Dealer Manager and its counsel within a reasonable time in advance of filing with the Commission of any amendment or supplement to the Registration Statement, the Prospectus or the other Exchange Offer Materials. Neither the Company nor the Trust shall file any such amendment or supplement to which the Dealer Manager shall reasonably object.

        (c) The Company has furnished or shall use its best efforts to furnish to you, or cause the transfer agents or registrars for the Existing Securities to furnish to you, as soon as practicable after the date hereof (to the extent not previously furnished), cards or lists in reasonable quantities or copies thereof showing the names of persons who were the holders of record or, to the extent available, the beneficial owners of the Existing Securities as of a recent date, together with their addresses and the number of Existing Securities held by them. Additionally, the Company and the Trust shall update, or cause the transfer agents or registrars referred to above to update, such information from time to time during the term of this Agreement as may be reasonably requested by you. Except as otherwise provided herein, you agree to use such information only in connection with the Exchange Offer.

        (d) The Company and the Trust authorize the Dealer Manager to use the Exchange Offer Materials in connection with the Exchange Offer and for such period of time as any such materials are required by law to be delivered in connection therewith. The Dealer Manager shall not have any obligation to cause


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any Exchange Offer Materials to be transmitted generally to the holders of
Existing Securities.

        (e) The Company and the Trust authorize the Dealer Manager to communicate with any information agent (the "Information Agent") or exchange agent (the "Exchange Agent") appointed by the Company or the Trust to act in such capacity in connection with the Exchange Offer. The Company and the Trust will arrange for the Exchange Agent to advise you, as necessary and at least daily, as to such matters relating to the Exchange Offer as you may reasonably request.

        (f) The Company and the Trust agree that any reference to the Dealer Manager in any Exchange Offer Materials or in any newspaper announcement or press release or other document or communication is subject to the Dealer Manager's prior consent, which consent shall not be unreasonably withheld.

         5. WITHDRAWAL. In the event that either the Company or the Trust (i) uses or permits the use of, or files with the Commission or any Other Agency, any amendment or supplement to the Registration Statement and any such document
(a) has not been previously submitted to you for your and your counsel's comments or (b) has been so submitted, and you or your counsel have made comments which have not been reflected in a manner reasonably satisfactory to you or your counsel; or (ii) shall have breached, in any material respect, any of its representations, warranties, agreements or covenants herein; or (iii) amend or revise the Exchange Offer in a manner not reasonably acceptable to you; then you shall be entitled upon written notice to the Company or the Trust to withdraw as Dealer Manager in connection with the Exchange Offer without any liability or penalty to you or any other indemnified person (as defined in Section 11 below) and without loss of any right to indemnification or contribution provided in Section 11 or to the payment of (x) all fees and expenses payable pursuant to Sections 6 and 7 below which have accrued through the date of such withdrawal (it being agreed that in the event of any such withdrawal, for the purpose of determining the fees payable to you pursuant to
Section 6, the aggregate liquidation amount of Existing Securities tendered pursuant to the Exchange Offer as of the close of business on the date of such withdrawal which is thereafter acquired by the Trust, the Company or any of its subsidiaries or affiliates pursuant to the Exchange Offer or otherwise, shall be deemed to have been acquired as of the date of such withdrawal).

         6. FEES. In connection with the Exchange Offer, the Company and the Trust, jointly and severally, agree to pay a fee to the Dealer Manager in an amount as set forth in a separate letter agreement, dated June 12, 2001, between the Company and the Dealer Manager (the "Engagement Letter").


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         7. EXPENSES AND REIMBURSEMENT OF EXPENSES. The Company and the Trust,
jointly and severally, agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the preparation, issuance, execution and delivery of the Exchange Securities, (ii) all advertising expenses related to the Exchange Offer and all fees and expenses incurred in marketing the Exchange Offer, including but not limited to road show presentations, if any, (iii) all fees and expenses of the registrar and transfer agent, the Information Agent and the Exchange Agent, (iv) all fees and expenses of the Company's and the Trust's counsel, independent public or certified public accountants and other advisors, (v) all fees, costs and expenses incurred in connection with (a) the registration or qualification of the Exchange Securities under the laws of such jurisdictions as the Dealer Manager may designate (including, without limitation, reasonable fees of counsel for the Dealer Manager and its reasonable disbursements), and (b) any filing with the NASD, (vi) all costs and expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus (including financial statements, exhibits, schedules, consents and certificates of experts, and amendments and supplements thereto), and, under the Exchange Act, of the Schedule TO, (vii) all costs and expenses incurred in connection with the printing (including word processing and duplication costs), shipping, distribution and delivery of all Exchange Offer Materials (including, without limitation, any preliminary and supplemental blue sky memoranda), (viii) all costs and expenses incurred by dealers and brokers (including yourself), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred in forwarding the Exchange Offer Materials to their customers, and (ix) the fees and expenses of the trustees of the Trust under the Declaration (as hereinafter defined) (the "Trustees") or the Trustee under the Indenture, the Guarantee Trustee under the Guarantee and any agents of such trustees, and the fees, disbursements and other charges of counsel for such trustees in connection with the Indenture, the Guarantee, the Declaration and the Debentures. In addition, the Company and the Trust, jointly and severally, agree to reimburse the reasonable documented out-of-pocket expenses of the Dealer Manager incurred in connection with the Exchange Offer (including, without limitation, the reasonable documented out-of-pocket legal fees and expenses of the Dealer Manager's counsel in connection with the Exchange Offer).

         8. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE COMPANY AND THE TRUST. Each of the Company and the Trust jointly and severally represents and warrants to you, and agrees with you, that as of the Commencement Date and at all times on or prior to date when the Exchange Offer is consummated (the "Closing Date"):

        (a) The Registration Statement, including the Prospectus, has been


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prepared by the Company in conformity in all material respects with the requirements of the Securities Act and has been filed with the Commission as of the Commencement Date and will become effective not later than the expiration date of the Exchange Offer. Such amendments to such Registration Statement and Prospectus and such abbreviated registration statements pursuant to Rule 462(b) of the Securities Act as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such Registration Statement and Prospectus and such abbreviated registration statements as may hereafter be required. Copies of such Registration Statement and Prospectus, including all amendments thereto and all documents incorporated by reference therein, and of any abbreviated registration statement pursuant to Rule 462(b) of the Securities Act have been or, if filed after the Commencement Date, will be, delivered or made available to you and your counsel. No stop order refusing or suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Prospectus is in effect, and no proceedings for such purpose have been instituted or are pending before or are threatened by the Commission.

        (b) The Schedule TO has been prepared by the Company in conformity in all material respects with the requirements of the Exchange Act and has been filed with the Commission; such amendments to such Schedule TO as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such Schedule TO as may hereafter be required. Copies of such Schedule TO, including all amendments thereto and all documents incorporated by reference therein have been or, if filed after the Commencement Date, will be, delivered or made available to you and your counsel.

         (c) (i) The Exchange Offer Materials, including the Registration Statement, the Prospectus and the Schedule TO, comply and, as amended or supplemented, if applicable, will comply, in all material respects, with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended, and the applicable rules and regulations of the Commission thereunder (the "Trust Indenture Act"); (ii) the Registration Statement, when it becomes effective, will not contain and as amended or supplemented thereafter, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Prospectus or other Exchange Offer Materials contains, and, as amended or supplemented, if applicable, will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this paragraph 8(c) do not apply to statements or omissions in the Exchange Offer Materials, including the Registration Statement or the Prospectus,


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or, in each case, any amendment or supplement thereto, based upon information relating to the Dealer Manager furnished to the Company in writing by the Dealer Manager expressly for use therein; and (iv) there are no agreements, leases, contracts or other documents required to be described in the Prospectus or Schedule TO or to be filed as exhibits to the Registration Statement or Schedule TO which have not been so described or filed.

        (d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Registration Statement or the Prospectus, as the case may be, at the time the Registration Statement and any amendments thereto become effective and at the Commencement Date and the Closing Date, as the case may be, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (e) The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Dealer Manager's distribution of the Exchange Securities in exchange for the Existing Securities pursuant to the Exchange Offer, any offering material in connection with the Exchange Offer other than the Exchange Offer Materials.

        (f) The Company and each of the Company's subsidiaries is, and at the Closing Date will be, a corporation, a limited liability company, a limited liability partnership or a statutory business trust, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, and has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Prospectus; except where the failure to have such power and authority would not have a Material Adverse Effect (as hereinafter defined). The Company and each of its subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except for such failures to be licensed or qualified as would not have a material and adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Trust or of the Company and its subsidiaries considered as one entity (any such effect called a "Material Adverse Effect"). All of the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized


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and validly issued and are fully paid and nonassessable and are owned by the
Company free and clear of all liens, encumbrances and claims whatsoever, except for those pledged shares of capital stock set forth on Schedule I of that certain Pledge Agreement by and among the Company, Fleetwood Holdings, Inc. ("Holdings"), Fleetwood Retail Corp. ("Retail") and certain subsidiaries of the Company, Holdings and Retail (collectively with the Company, Holdings and Retail, the "Pledgors"), in favor of Bank of America, N.A., as agent for the lenders that may from time to time become parties to the Bank of America Credit Agreement (as defined herein) (the "Lenders"). Complete and correct copies of the certificate of incorporation and the by-laws of the Company have been delivered to counsel to the Dealer Manager and complete and correct copies of the certificate of incorporation and of the by-laws of each of its subsidiaries set forth on Schedule A hereto and all amendments thereto have been made available to counsel to the Dealer Manager, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

        (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and upon execution and delivery of the Trust's Amended and Restated Declaration of Trust in the form filed with the Registration Statement (the "Declaration"), the Trust will have the business trust power and authority to
(x) own property and conduct its business, all as described in the Prospectus,
(y) enter into and perform its obligations under this Agreement, and (z) issue and perform its obligations under the Exchange Securities and the Common Securities, and is not required to be authorized to do business in any jurisdiction other than Delaware; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust does not have any consolidated or unconsolidated subsidiaries; the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles; and the Trust is not and, assuming compliance by the Trust with the Declaration, will not be classified as an association taxable as a corporation for United States federal income tax purposes.

        (h) The Declaration has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Regular Trustees (as defined in the Declaration) at the Closing Date, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee (as such terms are defined in the Declaration), will be the valid and binding obligation of the Company and the Regular Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including,


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without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law), and the Declaration conforms to the description thereof contained in the Prospectus.

        (i) Each of the Trust and the Company has all trust and corporate power, as the case may be, to enter into each of this Agreement, the Exchange Agent Agreement (as hereinafter defined) and the Information Agent Agreement (as hereinafter defined). Each of this Agreement, the Exchange Agent Agreement and the Information Agent Agreement has been duly authorized, executed and delivered by each of the Trust and the Company and upon such execution by each of the Trust and the Company (assuming the due authorization, execution and delivery of such agreement by the Dealer Manager) this Agreement will constitute the valid and binding obligations of each of the Trust and the Company enforceable against each of the Trust and the Company in accordance with the terms hereof, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law, and except as the enforcement of indemnification and contribution provisions hereof may be limited by applicable law.

        (j) The Indenture has been duly and validly authorized by the Company, will be qualified under the Trust Indenture Act not later than the expiration date of the Exchange Offer and, assuming due authorization, execution and delivery of the Indenture by the Trustee, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Indenture conforms to the description thereof contained in the Prospectus.

        (k) The Exchange Securities to be issued pursuant to the Exchange Offer will be duly authorized by the Declaration upon execution and delivery of the Declaration in the form filed with the Registration Statement, and, when issued and delivered by the Trust in accordance with the terms of the Declaration in exchange for Existing Securities pursuant to the Exchange Offer, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration. The holders of the Exchange Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General


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Corporation Law of the State of Delaware; under the Delaware Act and the
Declaration, the issuance of the Exchange Securities will not be subject to preemptive or other similar rights; and the Exchange Securities will conform to the description thereof in the Prospectus.

        (l) The Debentures to be deposited in the Trust as Trust assets in connection with the Exchange Offer and to be issued and delivered thereafter from time to time in accordance with the terms of the Declaration and the Indenture have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to the Trust pursuant to the terms of the Exchange Offer, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to the description thereof contained in the Prospectus.

        (m) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Guarantee will conform to the description thereof contained in the Prospectus.

        (n) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the Declaration, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; under the Delaware Act and the Declaration, the issuance of the Common Securities will not be subject to preemptive or other similar rights; and at the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Common Securities will conform to the description thereof contained in the Prospectus.

        (o) The Fleetwood Common Stock conforms in all material respects to


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the description thereof in the Prospectus. The Shares have been duly authorized and duly reserved for issuance and, upon issuance thereof upon conversion of the Exchange Securities and the Debentures or as payment of interest on the Debentures in accordance with the terms of the Exchange Securities, the Declaration, the Debentures and the Indenture, will be validly issued, fully paid and non-assessable shares of Fleetwood Common Stock and will be issued free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and will not be subject to any preemptive rights, co-sale rights, rights of first refusal or other rights to subscribe for or purchase the Fleetwood Common Stock.

        (p) The descriptions in the Prospectus of the Exchange Securities, the Common Securities, the Guarantee, the Trust, the Declaration, the Indenture and the Debentures, and of the Existing Securities, the Existing Trust and the Existing Common Securities (as defined in the Prospectus), Existing Guarantee (as defined in the Prospectus) and 6% Convertible Subordinated Debentures due February 15, 2028 (the "Existing Debentures") issued in connection with the issuance of the Existing Securities, and the related indenture and declaration of trust are, and at the Closing Date will be, complete and accurate in all material respects.

        (q) The financial statements and schedules of the Company together with the notes thereto included or incorporated by reference in the Registration Statement and the Prospectus, and any amendments or supplements thereto, present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement and the Prospectus. The interim consolidated financial statements together with the notes thereto included or incorporated by reference in the Registration Statement and the Prospectus, and any amendments or supplements thereto, have been prepared on a basis consistent with the audited consolidated financial statements except as otherwise stated therein, and include in your opinion all adjustments, including normal recurring adjustments necessary to present fairly the financial information therein. The selected and summary consolidated financial and statistical data included in the Registration Statement and the Prospectus, and any amendments and supplements thereto, present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No financial statements or schedules, other than the consolidated financial statements that are included in the Registration Statement and the Prospectus, and any amendments or supplements thereto, are required to be included therein. Arthur Andersen LLP, who have reported on such financial statements and schedules, are independent accountants within the meaning of the Securities Act.

        (r) Each of the Trust and the Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets if permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (s) Subsequent to the respective dates as of which information is given in the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Prospectus, (i) there has not been and will not have been any (a) change in the capitalization of the Trust or material adverse change in the capitalization of the Company, or (b) any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Trust or the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"), (ii) neither the Trust nor the Company and its subsidiaries, considered as one entity, has incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor has it entered into any material transaction or agreement not in the ordinary course of business, and (iii) there has been no dividend or distribution of any kind declared, paid, or made by the Trust or the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of its securities, or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

        (t) Except for subsequent issuances, if any, pursuant to the Exchange Offer or the offering for cash of up to $___ million (the "Cash Offer") in aggregate liquidation amount of ___% Convertible Trust III Preferred Securities due February 15, 2013 (the "Cash Offer Securities") described in the Prospectus of Fleetwood Capital Trust III (the "Trust III") or upon issuance of capital stock or exercise of stock options or warrants pursuant to employee benefit plans described in the Prospectus, the Company has authorized, issued and outstanding capitalization set forth in the Prospectus under the caption "Capitalization"; all of the outstanding capital stock of the Company has been duly authorized and validly issued, and is fully paid and non-assessable; and the authorized capital stock of the Company conforms in all material respects to the statements relating thereto in the Registration Statement and the Prospectus.

        (u) Neither the Company nor the Trust has taken and neither the

Company nor the Trust will take, directly or indirectly, any action prohibited by Regulation M promulgated under the Exchange Act or designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the distribution of the Exchange Securities in the Exchange Offer or the Cash Offer.

        (v) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws and the Trust is not in violation of the Declaration, and, except as specifically described in the Prospectus, none of the Company, any of its subsidiaries or the Trust is in default (or, with notice or lapse of time or both, would be in default) ("Default") in the performance or observance of any obligation, agreement, covenant or condition contained in the Existing Securities, the Existing Debentures, and the related indenture and guarantee, the credit agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001, and that certain Third Amendment to Credit Agreement and Consent of Guarantors dated as of December 7, 2001, among the Company, as guarantor, the financial institutions named therein, as the lenders, Bank of America, N. A., as administrative agent, Citicorp USA, Inc., as documentation agent, Heller Financial, Inc., as syndication agent and Fleetwood Holdings, Inc., and certain of its subsidiaries and Fleetwood Retail Corp., and certain of its subsidiaries, as the borrowers, and the related mortgages and other security documents (the "Bank of America Credit Agreement"), or any other contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound, or to which any of its respective assets or properties is subject (each, an "Existing Instrument"), except for such Defaults as would not, in the case of the Company and its subsidiaries, individually or in the aggregate, have a Material
Adverse Effect.

        (w) At the Closing Date, the Property Trustee will be the record holder of the Debentures and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the Debenture register maintained by or on behalf of the Company.

        (x) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debentures, the Declaration and the Guarantee, and the execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and the Exchange Securities, the performance by the Trust of its obligations under the Declaration and the consummation of the Exchange Offer and fulfillment of terms herein contemplated (i) will not result in any violation of the provisions of the charter or by-laws of the Company or of the Declaration,

(ii) will not conflict with or constitute a breach of, or Default, or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Trust, the Company or any subsidiary. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries except as set forth under Section 3.4 of the Bank of America Credit Agreement.

        (y) Neither the Trust nor the Company is, and after giving effect to the consummation of the Exchange Offer, will not be an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

        (z) Except as set forth in the Prospectus, there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Trust or the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

       (aa) Each of the Trust and the Company and each of its subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Prospectus and (ii) complied in all respects with all laws, regulations and orders applicable to it or its business, except, in case of (i) and (ii) above, for such failures to possess or comply as would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Trust, nor the Company or any subsidiary, has received any notice in writing of proceedings relating to the revocation or modification of, or non-compliance with, any such license, permit, consent, order, approval or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

       (bb) No consent, approval, authorization, or order of, or any filing, declaration, registration or qualification with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer or delivery of the Exchange Securities by the Trust or the Guarantee and the Debentures by the Company, in connection with the consummation of the Exchange Offer, or in connection with the execution, delivery and performance of this Agreement by the Trust and the Company, except such as may be required by the Securities Act or the Exchange Act, as may be required by the securities or Blue Sky laws of the various states, and as may be required from the NASD.

       (cc) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

       (dd) No statement, representation, warranty or covenant made by the Trust or the Company in this Agreement, the Indenture, the Guarantee or the Declaration or made in any certificate or document required by this Agreement to be delivered to the Dealer Manager was or will be, when made, inaccurate, untrue or incorrect in any material respect.

       (ee) None of the Trust, the Company or any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Trust or the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect.

       (ff) The Company and its subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names (collectively, the "Intellectual Property Rights") which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such Intellectual Property Rights or challenging or questioning the validity or effectiveness of any such Intellectual Property Rights except such claims as would not reasonably be expected to have a Material Adverse Effect. The use, in connection with the business and operations of the Company and its subsidiaries of such Intellectual Property Rights does not, to the Company's knowledge, infringe on the rights of any person except such infringements as would not reasonably be expected to have a Material Adverse Effect.

       (gg) Any certificate signed by any officer of the Company and delivered to the Dealer Manager or to counsel for the Dealer Manager pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Dealer Manager as to the matters covered thereby.

       (hh) The Company maintains insurance with respect to its properties and business of the types and in amounts the Company reasonably deems adequate for its business, all of which insurance is in full force and effect.

       (ii) The Company has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP"); and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company. There are no tax returns of the Company or any of its subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or any subsidiary of the Company has received notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect.

       (jj) The Company and the Trust have not done anything and will not do anything in connection with the Exchange Offer or the Cash Offer that is violative of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

       (kk) On or prior to the Commencement Date, each of the exchange agent agreement between the Company and the Exchange Agent (the "Exchange Agent Agreement") and the information agent agreement between the Company and the Information Agent (the "Information Agent Agreement") shall be in full force and effect.

       (ll) The Common Stock (including the Underlying Securities) is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and is listed on the New York Stock Exchange (the "NYSE") and the Pacific Stock Exchange (the "PSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE or the PSE, nor has the Company received any notification that the Commission or the NYSE or PSE is contemplating terminating such registration or listing.

       (mm) There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement.

       (nn) All written communications, in addition to the Schedule TO, made during the period from the first public announcement and to the earlier of either the expiration date or the Closing Date of the Exchange Offer have been or will be filed with the Commission in accordance with the Exchange Act and the Commission's rules and regulations including Rule 13e-4 under the Exchange Act.

       (oo) Except as set forth in the Bank of America Credit Agreement, no subsidiary of the Company is currently prohibited, directly or indirectly, from making any distribution in respect of its partnership interests, membership interests or shares of capital stock, as the case may be, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the Prospectus.

       (pp) The Bank of America Credit Agreement has been duly and validly authorized executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Bank of America Credit Agreement conforms to the description thereof contained in the Prospectus.

       (qq) The Trust has complied with all provisions of Section 517.075 Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

         9. CONDITIONS TO DEALER MANAGER'S OBLIGATIONS. The obligations of the Dealer Manager hereunder are subject, as of the Commencement Date and at all times on or prior to the Closing Date, to the accuracy of the representations and warranties on the part of each of the Company and the Trust herein, to the accuracy of the statements of officers of the Company and of the Trust made pursuant to the provisions hereof, to the performance by each of the Company and the Trust of their respective obligations hereunder and to the following additional conditions:

        (a) You shall have received, on the Commencement Date and the

Closing Date, letters, dated the Commencement Date and the Closing Date as the case may be, from Arthur Andersen LLP, independent public or certified public accountants for the Company, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited consolidated financial statements and certain financial information contained in the Registration Statement and the Prospectus.

        (b) For the period from and after effectiveness of this Agreement and prior to the Closing Date:

                 (i) the Company shall have filed the Registration Statement with the Commission prior to the Commencement Date and the Registration Statement shall become effective prior to the expiration date of the Exchange Offer; and

                (ii) no stop order refusing or suspending the effectiveness of the Registration Statement or any post-effective amendment shall have been issued or be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission and any request for additional information shall have been complied with to the reasonable satisfaction of the Dealer Manager's counsel.

        (c) For the period from and after the date of this Agreement and prior to the Closing Date:

                 (i) in the judgment of the Dealer Manager, there shall not have occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change;

                (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating or preliminary rating accorded the Exchange Securities or of any other securities of or guaranteed by the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (iii) there shall not have been (A) (1) any liability or obligations, indirect, direct or contingent, incurred by the Trust or the Company or any of its subsidiaries, that is material to the Trust or to the Company and its subsidiaries, considered as one entity, except obligations incurred in the ordinary course of business, or (2) any material transaction or agreement entered into by the Trust or the Company and its subsidiaries, considered as one entity, not in the ordinary course of business, (B) any change in the capital stock or outstanding indebtedness of the Company, (C) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company other than quarterly dividends declared, paid or made in the ordinary course of business, or (D) any loss or damage (whether or not insured) to the property of the Trust, the Company or any of its subsidiaries which has been sustained or will have been sustained, that either individually or in the aggregate, in the Dealer Manager's judgment, are material and adverse and that make it, in the Dealer Manager's judgment, impracticable to solicit the tender of Existing Securities pursuant to and in accordance with the terms of the Exchange Offer on the terms and in the manner contemplated in the Registration Statement.

        (d) On each of the Commencement Date (except with respect to clause
(d)(iii) of this Section 9) and the Closing Date, you shall have received a written certificate, dated such date and executed by the Chairman of the Board or the Chief Executive Officer or the President of the Company, the Chief Financial Officer or Chief Accounting Officer of the Company, and an authorized officer of the Trust acceptable to you, to the effect set forth in clauses
(b)(ii) and (c)(ii) of this Section 9 and further to the effect that:

                  (i) the representations, warranties and covenants of each of the Company and the Trust, as the case may be, contained in this Agreement are true and correct with the same force and effect as though expressly made on and as of the Commencement Date and the Closing Date, as the case may be;

                 (ii) each of the Company and the Trust has complied to all of its agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date; and

                 (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act or the Exchange Act, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act, as the case may be; the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth.

        The officers signing and delivering certificates described in this
Section 9(d) on behalf of each of the Company and the Trust may rely upon the best of their knowledge as to proceedings threatened.

        (e) Each of the Company and the Trust shall have furnished to you on each of the Commencement Date and the Closing Date such additional certificates, opinions or other documents as you shall reasonably request (including additional certificates of officers of the Company) as to the accuracy of the representations and warranties of the Trust and the Company herein, as to the performance by the Trust and the Company of its obligations hereunder, and as to the other conditions concurrent and precedent to your obligations hereunder.

        (f) On the Commencement Date (except with respect to paragraphs 3, 4, 6, 13 and 14 and clause (i) of the next-to-last paragraph of EXHIBIT A) and the Closing Date, the Dealer Manager shall have received the favorable opinion of Gibson, Dunn & Crutcher LLP, special counsel for the Trust and the Company, dated as of such date, the form of which is attached as EXHIBIT A.

        (g) On the Commencement Date (except with respect to clause (i) of the next-to-last paragraph of EXHIBIT B) and the Closing Date, the Dealer Manager shall have received the favorable opinion of Forrest Theobald, Vice President - General Counsel and Secretary of the Company, dated as of such date, the form of which is attached as EXHIBIT B.

        (h) On the Commencement Date (except with respect to paragraph 6 of EXHIBIT C) and the Closing Date, the Dealer Manager shall have received the favorable opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust, dated as of such date, the form of which is attached as EXHIBIT C.

        (i) On the Commencement Date and the Closing Date, the Dealer Manager shall have received the favorable opinion of Richards, Layton & Finger, P.A., with respect to the Delaware Trustee (as defined in the Declaration), dated as of such date, the form of which is attached as EXHIBIT D.

        (j) On the Commencement Date and the Closing Date, the Dealer Manager shall have received the favorable opinion of Gibson, Dunn & Crutcher LLP, special tax counsel to the Trust and the Company, dated as of such date, the form of which is attached as EXHIBIT E.

        (k) On the Commencement Date and the Closing Date, the Dealer Manager shall have received the favorable opinion of Davis Polk & Wardwell, counsel for the Dealer Manager, in form and substance satisfactory to the Dealer Manager.

        (l) On the date hereof, the Company shall have furnished to the Dealer Manager an agreement in the form of Annex A hereto from each director and executive officer of the Company, and such agreement shall be in full force and effect on each of the Commencement Date and the Closing Date.

        Each of the Company and the Trust will furnish you with such executed or conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

        10. COVENANTS OF THE COMPANY AND THE TRUST. Each of the Company and the Trust covenants and agrees with the Dealer Manager:

        (a) To use its reasonable best efforts to cause the Registration Statement, and any amendment thereof, to become effective as soon as possible but no later than the expiration date of the Exchange Offer; to use its reasonable best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Securities Act as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; to promptly advise the Dealer Manager in writing (i) of the receipt of any comments from the Commission relating to the Exchange Offer, (ii) when the Registration Statement, any post-effective amendment to the Registration Statement or any abbreviated Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Exchange Offer Materials shall have been filed, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or the other Exchange Offer Materials or for additional information relating to the Exchange Offer and (iv) of (A) the issuance by the Commission of any stop order refusing or suspending the use of any of the Exchange Offer Materials or any qualification of the Exchange Securities for offering or sale in connection with the Exchange Offer in any jurisdiction, (B) the institution or threatening of any proceedings for any of such purposes, (C) the occurrence of any event which could cause the Company or the Trust to withdraw, rescind, terminate or modify the Exchange Offer or would permit the Company or the Trust to exercise any right not to accept Exchange Securities tendered pursuant to the

Exchange Offer, or (D) the institution of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or the threatening or initiation of any proceedings for any such purposes. Each of the Company and the Trust will use its reasonable efforts to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time.

        (b) To comply with the Securities Act, the Exchange Act and the Trust Indenture Act in connection with the Exchange Offer, the Exchange Offer Materials and the transactions contemplated hereby and thereby, as applicable. If, at any time when the Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with the Exchange Offer, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager or counsel for the Company or the Trust, to amend the Registration Statement or amend or supplement the Prospectus or any other Exchange Offer Materials in order that the Prospectus or such other Exchange Offer Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Exchange Offer Materials, in the light of the circumstances under which they were made, not misleading or if, in the reasonable opinion of either such counsel, it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Exchange Offer Materials to comply with the requirements of the Securities Act or Exchange Act, the Company and the Trust will promptly prepare, file with the Commission, subject to Section 4(b) hereof, and furnish, at their own expense, to the Dealer Manager and to the dealers (whose names and addresses will be furnished to the Company and the Trust by the Dealer Manager) to which Existing Securities may have been tendered for exchange, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or such other Exchange Offer Materials comply with such requirements.

        (c) During such period beginning on the date hereof and ending on such date as in the opinion of counsel for the Dealer Manager, the Prospectus is no longer required by law to be delivered in connection with the Exchange Offer, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

        (d) To cooperate with the Dealer Manager and Dealer Manager's counsel to qualify or register the Exchange Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial Securities laws of those jurisdictions designated by the Dealer Manager; to comply with such laws and continue such qualifications, registrations and exemptions in effect so long as required for the consummation of the Exchange Offer; and in each jurisdiction in which the Exchange Securities have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement; provided that neither the Company nor the Trust shall be required to qualify as a foreign corporation or to take any action that would subject either the Company or the Trust to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

         (e) To make generally available to its security holders and to the Dealer Manager an earnings statement covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the effective date of the Registration Statement that satisfies the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

         (f) To use its best efforts to advise or cause the Exchange Agent to advise the Dealer Manager at 5:00 P.M., New York City time, or promptly thereafter, daily (or more frequently if requested), by telephone or facsimile transmission, with respect to Existing Securities tendered as follows: (i) the aggregate number of Existing Securities validly tendered and represented by certificates physically held by the Exchange Agent or confirmations of receipt of book-entry transfer of Exchange Securities pursuant to the procedures set forth in the Exchange Offer Materials on such day; (ii) the aggregate liquidation amount of Existing Securities properly withdrawn on such day; and
(iii) the cumulative totals of the liquidation amount of Exchange Securities in categories (i) and (ii) above.

         (g) During the period of 90 days from the date of the Prospectus, neither the Trust nor the Company will, without the Dealer Manager's prior written consent, directly or indirectly, offer, pledge, sell, sell any option or contract to purchase any option or contract to sell, contract to sell, grant any option to sell, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) of the Exchange Act, or otherwise transfer or dispose of (i) any Exchange Securities, or any equity security convertible into or exchangeable into or exercisable for, Exchange Securities, (ii) Debentures or any debt securities substantially similar to the Debentures, (iii) any equity securities substantially similar to the Exchange Securities, except for the Debentures, Exchange Securities and the Common Securities, (iv) any preferred stock or any other security of the Company that is substantially similar to the Exchange Securities, (v) any shares of any class of common stock of the Company (other than (A) shares of Fleetwood Common Stock issuable upon conversion of the Exchange Securities pursuant to the terms of the Declaration and the Indenture, for payment of interest on the Debentures at the Company's option pursuant to the terms of the Indenture, or pursuant to the exercise of options and warrants outstanding as of the date hereof, or (B) the grant of stock options or other stock-based awards (and the exercise or vesting thereof) to directors, officers and employees of the Company or its subsidiaries pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus), or (vi) any other securities which are convertible into, or exercisable or exchangeable for, any of such securities; or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust, whether any such transaction is to be settled by delivery of equity securities of the Company, the Trust or any similar trust, cash or otherwise. For the avoidance of doubt, it is acknowledged that debt securities substantially similar to the Debentures would be debt securities that have substantially the same rate, maturity and other provisions as the Debentures.

         (h) Without limiting Sections 5, 7 and 12 of this Agreement, if the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the obligations of the Dealer Manager hereunder, each of the Company and the Trust, jointly and severally, agrees to reimburse the Dealer Manager for all reasonable documented out-of-pocket expenses (including reasonable fees and disbursements of the Dealer Manager's counsel) incurred by the Dealer Manager in connection with the Exchange Offer.

         11. INDEMNIFICATION AND CONTRIBUTION; SETTLEMENT OF LITIGATION; RELEASE. Each of the Company and the Trust jointly and severally agrees as follows:

         (a) Each of the Company and the Trust, jointly and severally, agrees to indemnify and hold harmless the Dealer Manager, its partners, its officers and employees, and each person, if any, who controls the Dealer Manager within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Dealer Manager or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, the Schedule TO or any Exchange Offer Materials (as amended or supplemented), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Trust contained herein; or (iv) in whole or in part upon any failure of the Company or the Trust to perform their respective obligations hereunder or under law; or (v) upon a withdrawal, rescission or modification of or a failure to make or consummate the Exchange Offer; or (vi) upon any act or failure to act or any alleged act or failure to act by the Dealer Manager in connection with, or relating in any manner to, the Exchange Securities or the Exchange Offer and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause
(i) or (ii) above, PROVIDED that neither the Trust nor the Company shall be liable under this clause (vi) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Dealer Manager through its bad faith or willful misconduct; and to reimburse the Dealer Manager and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Dealer Manager) as such expenses are reasonably incurred by the Dealer Manager or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus, the Schedule TO or any Exchange Offer Materials. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liabilities that the Company and the Trust may otherwise have.

        (b) The Dealer Manager agrees to indemnify and hold harmless the Trust and the Company, each of their respective directors, each of their respective officers who signed the Registration Statement or the Schedule TO, and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or the Trust, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Dealer Manager), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the Schedule TO, the Prospectus, or any Exchange Offer Materials (or, in each case, any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Schedule TO, the Prospectus or any Exchange Offer Materials (or any amendments or supplements thereto), in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use therein; and to reimburse the Company, the Trust or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, the Trust or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that the Dealer Manager may otherwise have.

        (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
Section 11, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 11 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

        (d) The indemnifying party under this Section 11 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 11(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

        (e) (i) If the indemnification provided for above is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and the Dealer Manager, on the other hand, from the Exchange Offer or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust, on the one hand, and the Dealer Manager, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or any other matter which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust, on the one hand, and the Dealer Manager, on the other hand, in connection with the Exchange Offer shall be deemed to be in the same respective proportions as the maximum aggregate liquidation amount of the Exchange Securities issuable pursuant to the Exchange Offer bears to the total Dealer Manager's fee under the Engagement Letter attributable to the Exchange Offer payable to the Dealer Manager pursuant to the Engagement Letter. The relative fault of the Company and the Trust, on the one hand, and the Dealer Manager, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Trust, on the one hand, or the Dealer Manager, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (ii) The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
        Section 11(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 11(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 11(e); PROVIDED, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 11(c) for purposes of indemnification.

                  (iii) The Company, the Trust and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this
        Section 11(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 11(e).

                  (iv) Notwithstanding the provisions of this Section 11(e), the

        Dealer Manager shall not be required to contribute any amount in excess of the fee received by the Dealer Manager in connection with the Exchange Offer as provided in the Engagement Letter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11(e), each officer and employee of the Dealer Manager and each person, if any, who controls the Dealer Manager within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Dealer Manager, and each director of the Company or the Trust, each officer of the Company or the Trust who signed the Registration Statement and the Schedule TO, and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Trust.

        (f) With respect to the Exchange Offer (and for no other purpose), this
Section 11 shall supersede the indemnity agreement attached to the Engagement Letter and with respect to the Exchange Offer (and for no other purpose) such indemnity agreement shall be of no further effect.

        12. TERMINATION OF THIS AGREEMENT. (a) This Agreement shall terminate upon the earliest to occur of (i) thirty days after the expiration date of the Exchange Offer, (ii) any of the conditions specified in Section 9 has not been fulfilled as of any date such condition is required to be fulfilled pursuant to
Section 9 (and the Dealer Manager shall have notified the Trust and the Company thereof), (iii) the date on which the Company and the Trust terminate or withdraw the Exchange Offer for any reason, or (iv) any modification to the business terms of the Exchange Offer in the Company's and the Trust's sole and absolute discretion that results in the Dealer Manager withdrawing pursuant to
Section 5 hereof.

        (b) Notwithstanding termination of this Agreement pursuant to subsection
(a) above, the obligations of the parties pursuant to Sections 6, 7 and 11 shall survive any termination of this Agreement.

        13. REPRESENTATIONS, WARRANTIES, COVENANTS, INDEMNITIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Trust, the Company and the Dealer Manager herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 11 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager or any person controlling the Dealer Manager within the meaning of the Securities Act or the Exchange Act, or by or on behalf of the Trust, the Company or any of their respective officers, directors or controlling persons within the meaning of the Securities Act or the Exchange Act, and shall survive the consummation of the Exchange Offer and the termination of this Agreement.

        14. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Dealer Manager:

      Banc of America Securities LLC
      9 West 57th Street
      New York, NY 10019
      Facsimile:  212-583-8457
      Attention:  Eric Hambleton

with a copy to:

      Davis Polk & Wardwell
      450 Lexington Avenue
      New York, NY 10017
      Facsimile: 212-450-4800
      Attention: Winthrop B. Conrad, Jr.

If to the Company:

      Fleetwood Enterprises, Inc.
      3125 Myers Street
      Riverside, California 92513
      Facsimile: (909) 351-3776
      Attention: General Counsel

with a copy to:

      Gibson, Dunn & Crutcher LLP
      Jamboree Center
      4 Park Plaza
      Irvine, CA 92614-8557
      Facsimile: (949) 451-4220
      Attention: Mark W. Shurtleff, Esq.

If to the Trust:

      Fleetwood Capital Trust II

      Regular Trustees
      c/o Fleetwood Enterprises, Inc.
      3125 Myers Street
      Riverside, California 92513
      Facsimile: (909) 351-3776
      Attention: General Counsel

with a copy to:

      Gibson, Dunn & Crutcher LLP
      Jamboree Center
      4 Park Plaza
      Irvine, CA 92614-8557
      Facsimile: (949) 451-4220
      Attention: Mark W. Shurtleff, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

        15. SUCCESSORS. This agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, agents, officers and directors and controlling persons referred to in Section 11, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any holder of Existing Securities receiving Exchange Securities upon exchange of such Existing Securities merely by reason of such exchange.

        16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

        17. GOVERNING LAW PROVISIONS. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

        (b) Any legal suit, action or proceeding arising out of or based upon this Agreement, the Indenture, the Exchange Securities, the Exchange Offer Materials or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process summons notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

        18. GENERAL PROVISIONS. This Agreement, together with the Engagement Letter (including all attachments or schedules thereto), constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The descriptive headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

        Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 11 and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 11 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Schedule TO, the Prospectus and any of the Exchange Offer Materials (and any amendments or supplements thereto), as required by the Securities Act and the Exchange Act.

        If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Trust the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                              Very truly yours,

                              FLEETWOOD ENTERPRISES, INC.

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              FLEETWOOD CAPITAL TRUST II


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:



        The foregoing Dealer Manager Agreement is hereby confirmed and accepted by the Dealer Manager in New York, New York as of the date first above written.

Accepted and agreed as of the date first above written:

BANC OF AMERICA SECURITIES LLC

By:
     --------------------------------------
     Name:
     Title:

                                                                       EXHIBIT A


                 FORM OF OPINION OF GIBSON, DUNN & CRUTCHER LLP
                            PURSUANT TO SECTION 9(f)



        1. The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement. The Company has all requisite corporate power and authority to issue the Debentures pursuant to the Indenture, to enter into the Dealer Manager Agreement, the Exchange Agent Agreement, the Information Agent Agreement, the Guarantee, the Indenture and the Declaration, to consummate the Exchange Offer, and to perform its obligations thereunder.

        2. The Indenture has been duly qualified under the Trust Indenture Act, the execution and delivery of the Indenture have been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company, and is a legal, valid, binding and enforceable agreement of the Company.

        3. (i) The execution and delivery of the Debentures have been duly authorized by all necessary corporate action of the Company; (ii) the Debentures have been duly executed and delivered by the Company; (iii) the Debentures are the legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture.

        4. The execution and delivery of the Declaration have been duly authorized by all necessary corporate action of the Company, and the Declaration has been duly executed and delivered by the Company.

        5. The execution and delivery of the Guarantee have been duly authorized by all necessary corporate action of the Company, and the Guarantee has been duly executed and delivered by the Company, and is a legal, valid, binding and enforceable agreement of the Company.

        6. The authorized, issued and outstanding capital stock of the Company (including the Fleetwood Common Stock) conforms in all material respects to the descriptions thereof set forth or incorporated by reference in the Prospectus. The form of certificate used to evidence the Fleetwood Common Stock is in due and proper form and complies with all applicable requirements of the Certificate of

Incorporation and By-laws of the Company and the General Corporation Law of the State of Delaware.

        7. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights, rights of first refusal or other similar rights, under the Certificate of Incorporation or By-Laws of the Company, the law of Delaware or to our knowledge, otherwise, to subscribe for the Exchange Securities, the Debentures or the Fleetwood Common Stock; the Fleetwood Common Stock into which the Debentures are convertible at the initial conversion price has been duly authorized by all necessary corporate action of the Company and reserved for issuance upon conversion and, upon issuance thereof on conversion of the Debentures in accordance with the terms of the Debentures and the Indenture, will be validly issued, fully paid and non-assessable and free of preemptive rights under the Certificate of Incorporation or By-laws of the Company or the General Corporation Law of the State of Delaware, or to our knowledge, otherwise and the Fleetwood Common Stock to be issued as payment of interest on the Debentures has been duly authorized by all necessary corporate action of the Company and reserved for issuance, and upon issuance as payment of interest on the Debentures in accordance with the terms of the Debentures and the Indenture, will be validly issued, fully paid and non-assessable and free of preemptive rights under the Certificate of Incorporation or By-laws of the Company or the General Corporation Law of the State of Delaware, or to our knowledge, otherwise.

        8. The statements set forth (i) in the Prospectus under the headings, "The Exchange Offer", "Fleetwood Capital Trust", "Fleetwood Capital Trust II", "Fleetwood Capital Trust III", "Description of Preferred Securities", "Description of Our Capital Stock", "United States Federal Income Tax Considerations" and "Plan of Distribution" and (ii) in the Prospectus describing the Dealer Manager Agreement and Bank of America Credit Agreement, in each case insofar as such statements constitute, summaries of the legal matters, documents or legal proceedings referred to therein, fairly present and summarize in all material respects, the matter referred to therein.

        9. The execution and delivery of the Dealer Manager Agreement, the Exchange Agent Agreement and the Information Agent Agreement, the performance by the Company of its obligations thereunder, [the issuance and delivery by the Company of the Debentures pursuant to the Indenture and the consummation of the Exchange Offer have been duly authorized by all necessary corporate action of the Company], and each of the Dealer Manager Agreement, the Exchange Agent Agreement, the Information Agent Agreement and the Bank of America Credit Agreement has been duly executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms.

        10. Assuming the accuracy of the representations and warranties of the Dealer Manager and compliance by it of its agreements contained in the Dealer Manager Agreement, neither of the issuance of the Debentures, the Guarantee, the Exchange Securities and the Common Securities, nor the execution, delivery and performance by the Trust and the Company of their respective obligations in the Dealer Manager Agreement, the Indenture, the Debentures, the Guarantee, the Declaration, the Exchange Securities, the Common Securities, the Exchange Agent Agreement and the Information Agreement and the consummation of the Exchange Offer, do or will violate, or require any approval, authorization, consent, qualification, registration or waiver of or with any governmental authority or regulatory body of the State of New York or the United States of America under any law or regulation of the State of New York or the United States of America applicable to the Company or the Trust that is generally applicable to transactions in the nature of those contemplated by the Exchange Offer Materials, or the General Corporation Law of the State of Delaware, except for such approvals, authorizations, consents, qualifications, registrations or waivers (i) as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, (ii) as may be required under any securities or Blue Sky laws, (iii) as already have been made or obtained or (iv) that, if not made or obtained, would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

        11. Neither the Company nor the Trust is, or after giving effect to the Exchange Offer, will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        12. The Registration Statement (i) has been filed under the Securities Act prior to the Commencement Date and (ii) has been declared effective by the Commission under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

        13. The Registration Statement and the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of the effective date of the Registration Statement (other than the financial statements and supporting schedules and other financial or statistical data included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement or that part of the Registration Statement that constitutes the Form T-1, as to which no opinion need be rendered) appear on their face to comply as to form in all material respects with the applicable requirements of the Securities Act.

        14. The Registration Statement and the Prospectus (other than the financial statements and notes thereto and related schedules and other financial and statistical data contained therein, as to which such counsel expresses no opinion), as of the time of filing with the Commission, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission.

        15. To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which are not described therein or filed as required.

        16. The Schedule TO, and each amendment or supplement thereto, and the documents required by Item 12 thereof (other than the financial statements and supporting schedules and other financial or statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form as of the date it was filed in all material respects with the requirements of the Exchange Act.

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company and the Trust, representatives of the independent auditors of the Company and with representatives of the Dealer Manager at which the contents of the Registration Statement and related matters were discussed. Such counsel may state that the purposes of its professional engagement was not to establish or confirm factual matters, that the scope of its examination of the affairs of the Company did not permit it to verify the accuracy, completeness or fairness of the statements set forth in the Registration Statement and that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement except to the extent set forth in paragraph 9 of above. Such counsel shall state that on the basis of the foregoing, and except for the financial statements and schedules and other financial, statistical and accounting data included or incorporated by reference in the Registration Statement and except for documents filed pursuant to the Exchange Act annexed to or incorporated by reference in the Registration Statement, as to which such counsel need not state an opinion, nothing has come to such counsel's attention which would lead them to believe (i) that either the Registration Statement, the Prospectus or other Exchange Offer Materials, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus and Exchange Offer Materials, as of the date of the Prospectus and at all times subsequent thereto up to and on the date of such opinion, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the other Exchange Offer Materials, or any amendments or supplements thereto, or as to that part of the Registration Statement that constitutes the Form T-1).

        The foregoing opinions are limited to the federal law of the United States of America, the law of the State of New York and the General Corporation Law of the State of Delaware.

                                                                       EXHIBIT B



                      FORM OF OPINION OF FORREST THEOBALD,
                  VICE PRESIDENT-GENERAL COUNSEL AND SECRETARY
                     OF THE COMPANY PURSUANT TO SECTION 9(g)


        1. The Company and each of the Company's Significant Subsidiaries has been duly incorporated or formed and is validly existing as a corporation or business trust in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate or trust power to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in the United States where the ownership or leasing of its respective assets or the conduct of its business as described in the Prospectus requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

        2. All of the issued and outstanding capital stock of each of the Company's subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and, except as set forth in the Prospectus, is owned beneficially and of record, directly or indirectly, by the Company, free and clear of all security interests, pledges, liens, encumbrances, equities or, to the knowledge of such counsel, any pending or threatened claims;

        3. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights, rights of first refusal or similar rights under the Certificate of Incorporation or Bylaws of the Company, the General Corporation Law of the State of Delaware, or to such counsel's knowledge, otherwise, to subscribe for the Exchange Securities, the Debentures or the Fleetwood Common Stock.

        4. The statements in the Company's most recent Annual Report on Form 10-K, incorporated by reference in the Registration Statement, under the caption "Legal Proceedings in Which We Are Involved" and in the Company's most recent Quarterly Report on Form 10-Q, incorporated by reference in the Registration Statement, under the caption "Legal Proceedings," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the matters referred to therein. Except as described in the Registration Statement, there is not pending or, to such counsel's knowledge, threatened any action, suit, proceeding, inquiry or investigation, before or brought by any court or governmental agency or regulatory body, to which the Company or any Significant Subsidiary or the property of the Company or any Significant Subsidiary, is subject, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Dealer Manager Agreement or the performance by the Company of its obligations thereunder or transactions contemplated by the Registration Statement.

        5. The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data, as to which such counsel expresses no opinion), as of the dates they were filed with the Commission, appear on their face to comply as to form in all material respects to the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations under both such Acts

        6. The execution, delivery and performance of the Documents and the consummation of the transactions contemplated in the Registration Statement (including the issuance of the Exchange Securities and the Common Securities by the Trust) and compliance by the Company and the Trust with their respective obligations under the Documents do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Debt Repayment Triggering Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to the Existing Securities, the Existing Debentures, and the related indenture and guarantee, the Bank of America Credit Agreement, or any other any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, required to be filed as an exhibit to the reports of the Company filed pursuant to the Exchange Act to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Significant Subsidiary is subject (the "Material Contracts") (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any of its Significant Subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel other than state securities or Blue Sky laws, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations.

        7. To such counsel's knowledge after due inquiry and reasonable investigation, (i) no default by the Company or its Significant Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Material Contract and (ii) none of the Company or any Significant Subsidiary is in violation of any applicable law, statute, rule regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations except, with respect to clauses (i) and (ii), for such defaults or violations as would not have a Material Adverse Effect.

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Dealer Manager at which the contents of the Registration Statement, the Prospectus, and other Exchange Offer Materials and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, or the other Exchange Offer Materials (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe (i) that either the Registration Statement, the Prospectus or other Exchange Offer Materials, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus and Exchange Offer Materials, as of the date of the Prospectus and at all times subsequent thereto up to an on the date of such opinion, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the other Exchange Offer Materials, or any amendments or supplements thereto).

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the State of California or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Commencement Date or the Closing Date, as the case may be, shall be satisfactory in form and substance to the Dealer Manager, shall expressly state that the Dealer Manager may rely on such opinion as if it were addressed to them and shall be furnished to the Dealer Manager) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Dealer Manager; PROVIDED, HOWEVER, that such counsel shall further state that they believe that they and the Dealer Manager is justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                       EXHIBIT C


              FORM OF OPINION OF MORRIS, NICHOLS, ARSHT & TUNNELL,
                  SPECIAL COUNSEL TO THE TRUST AND THE COMPANY
                            PURSUANT TO SECTION 9(h)



        1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made, and the Trust has the requisite business trust power and authority to conduct its business as described in the Prospectus.

        2. The Declaration constitutes a legal, valid and binding obligation of the Company and each of the Regular Trustees, and is enforceable against the Company and each of the Regular Trustees, in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) considerations of public policy or the effects of applicable law relating to fiduciary duties.

        3. Under the Delaware Business Trust Act and the Declaration, the Trust has the requisite business trust power and authority (A) to perform its obligations under the Declaration, (B) issue the Exchange Securities and the Common Securities and (C) purchase and hold the Debentures.

        4. The execution and delivery of the Dealer Manager Agreement and the Common Securities Purchase Agreement by the Trust and the performance of its obligations thereunder have been duly authorized by all necessary business trust action on the part of the Trust.

        5. The Common Securities have been duly authorized by the Declaration for issuance, when issued, delivered and paid for in accordance with the terms of the Declaration, will be validly issued undivided beneficial interests in the assets of the Trust.

        6. The Exchange Securities have been duly authorized by the Declaration for issuance and, when issued, delivered and paid for in accordance with the terms of the Declaration will be validly issued and, subject to the terms of the Declaration and the further qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust. Under the Delaware Business Trust Act and the Declaration, the holders of the Exchange Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

        7. Under the Delaware Business Trust Act and the Declaration, the issuance of the Exchange Securities and the Common Securities is not subject to preemptive rights.

        8. The issuance and sale by the Trust of the Exchange Securities, the execution, delivery and performance by the Trust of the Dealer Manager Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not (A) result in any violation of the Declaration or the Certificate of Trust or any applicable Delaware law (statutory or decisional) or any rule or regulation of any Delaware governmental agency or (B) require the approval of any Delaware governmental agency.

        9. No authorization, approval, consent or order of any Delaware governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Exchange Securities, except such as may be required under Delaware securities or Blue Sky laws.

        10. Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Trust's security holders (other than holders of securities, or persons who are partners or S corporation shareholders for federal income tax purposes in such holders of securities, who reside or are domiciled in the State of Delaware or who are otherwise subject to income taxation in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                                                                       EXHIBIT D


               FORM OF OPINION OF RICHARDS, LAYTON & FINGER, P.A.
                      WITH RESPECT TO THE DELAWARE TRUSTEE
                            PURSUANT TO SECTION 9(i)



        1. The BNY (DE) is duly incorporated and is validly existing in good standing as a banking corporation with banking and trust powers under the laws of the State of Delaware.

        2. The BNY (DE) has the power and authority to execute, deliver and perform its obligations under each of the Original Declaration of trust and the Amended and Restated Declaration of Trust.

        3. The Original Declaration of Trust has been duly authorized, executed and delivered by BNY (DE) and constitutes a legal, valid and binding agreement of BNY (DE), enforceable against BNY (DE), in accordance with its terms.

        4. Assuming due authorization, execution and delivery of the Amended and Restated Declaration of Trust by each of the Sponsor, BNY (DE), the Property Trustees and the Regular Trustees, and that each of the Sponsor, the Property Trustee and the Regular Trustees has the power and authority to enter into and perform its obligations under the Amended and Restated Declaration of Trust, the Amended and Restated Declaration of Trust will constitute a legal, valid and binding agreement of BNY (DE), enforceable against BNY (DE), in accordance with its terms.

        5. Neither the execution, delivery and performance by BNY (DE) of the Original Declaration of Trust and the Amended and Restated Declaration of Trust, nor the consummation by BNY (DE) of any of the transactions contemplated thereby, requires the consent, authorization, order or approval of, the giving of notice to, the registration with or the taking of any other action in respect of any governmental authority or agency under the laws of the State of Delaware or any law of the United States of America governing the banking or trust powers of BNY (DE), other than the filing of the Certificate of Trust with the Secretary of State (which Certificate of Trust has been duly filed).

        6. Neither the execution, delivery and performance by BNY (DE) of the Original Declaration of Trust or the Amended and Restated Declaration of Trust, nor the consummation by BNY (DE) of any of the transactions contemplated thereby, (i) conflicts with or constitutes a breach of or default under the Certificate of Trust, the Original Declaration of Trust, the Amended and Restated Declaration of Trust, the certificate of incorporation or by-laws of BNY (DE) or, to our knowledge without independent investigation and solely in reliance on a certificate of an authorized officer of BNY (DE), any agreement, indenture or other instrument to which BNY (DE) is a party or by which it or any of its properties may be bound or (ii) violates any law, governmental rule or regulation of the State of Delaware or any federal law of the United States of America governing the banking or trust powers of BNY (DE) or, to our knowledge without independent investigation and solely in reliance on a certificate of an authorized officer of BNY (DE), any court decree of the State of Delaware applicable to BNY (DE).

                                                                       EXHIBIT E


                 FORM OF OPINION OF GIBSON, DUNN & CRUTCHER LLP,
                SPECIAL TAX COUNSEL TO THE TRUST AND THE COMPANY
                            PURSUANT TO SECTION 9(j)



        1. The Trust will be characterized as a grantor trust for U.S. federal income tax purposes and not as a partnership or as an association subject to tax as a corporation;

        2. The Debentures, when issued, authenticated and delivered in accordance with the terms of the Indenture, will constitute indebtedness of the Company; and

        3. The discussion set forth in the Prospectus under the caption "United States Federal Income Tax Considerations," to the extent it constitutes summaries of legal matters or legal conclusions, is accurate in all material respects.

                                                                         ANNEX A



[Date]

Banc of America Securities LLC
600 Montgomery Street
San Francisco, California 94111

RE:       Fleetwood Enterprises, Inc. (the "Company")

Ladies & Gentlemen:

The undersigned understands that the Company proposes to offer to exchange up to $___ million in aggregate liquidation amount of___% Convertible Trust Preferred Securities due February 15, 2013 (the "Exchange Securities") issued by Fleetwood Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust II") for up to $86.25 million in aggregate liquidation amount of 6% Convertible Trust Preferred Securities due February 15, 2028, for which you will act as the Dealer Manager, and a public offering of up to $___ million in aggregate liquidation amount of___% Convertible Trust Preferred Securities due February 15, 2013 (the "Cash Offer Preferred Securities") of Fleetwood Capital Trust III (the "Trust III") for which you will act as the Placement Agent (such exchange offer and cash offer hereinafter collectively referred to as the "Offering"). The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into dealer manager and distribution agreements with the Company with respect to the Offering.


In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), (i) directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any Exchange Securities, any equity securities of the Company, the Trust or any similar trust, any options or warrants to acquire any such securities, or securities exchangeable or exercisable for or convertible into such securities, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of equity securities of the

Company, the Trust or any similar trust, other securities, cash or otherwise) currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the final prospectus relating to the Offering. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.


----------------------------------
Printed Name of Holder


By:
   -------------------------------
   Signature


----------------------------------
Printed Name of Person Signing
(AND INDICATE CAPACITY OF PERSON SIGNING
IF SIGNING AS CUSTODIAN, TRUSTEE, OR ON
BEHALF OF AN ENTITY)


                                       B-2